Energy Corporation
Equities Magazine Conference
December 1, 2005
Building Net Asset Value

12/1/05
Forward-Looking Statement
This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management and information currently available to management. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement.  Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. Stockholders are cautioned not to put undue reliance on any forward-looking statements, which speak only to the date made. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demands and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and government regulation and approvals. Petrosearch cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Petrosearch expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as our ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting our business.
Our expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, including without limitation, our examination of historical operating trends, data contained in our records and other data available from third parties. There can be no assurance, however, that our expectations, beliefs or projections will result, be achieved, or be accomplished.   Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
We operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all risks on our business or the extent to which any risk, or combination of risks, may cause actual results to differ from those contained in any forward-looking statements.  All forward-looking statements included in this document are based on information available to us on the date of the document.  Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this document.
Cautionary Note to U.S. Investors
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms herein, such as "probable", "possible", "recoverable", "risked", “targeted probable” and others, that the SEC's guidelines strictly prohibit us from including in filings with the SEC.  Readers are urged to carefully review and consider the various disclosures made by use which attempt to advise interested parties of the additional factors which may affect our business

12/1/05
Notice
Unless otherwise indicated, all data contained herein is
as of November 18, 2005
All financial data included in this presentation
indicating information after September 30, 2005 is from
external or internal data believed to be reliable by the
Company

12/1/05
*  Beneficial ownership of Management and Board per SEC definition
** Proforma for Quinduno acquisition and in the money warrants
Corporate Information
Symbol:  PTSG
Became Fully Reporting Company September 8, 2005
Exchange as of 11/16/05 ~ Pink Sheets
90 Day Average Volume ~ 52,000
Institutional Holdings ~ 34%
Management Holdings ~ 18.9% *
Shares Outstanding ~ 31.8MM shares**
Public Float ~ 19.2MM shares (as of 10/12/05)

12/1/05
PetroSearch
Exploiting Overlooked Oil & Gas Opportunities
in the Lower 48 States
The Petrosearch  business model
•
Strong pipeline of prospects from industry professionals
•
Technical review and evaluation
•
Risk/reward analysis and ranking processes
•
Develop and execute field development plan

12/1/05
Restructure
Capital
2005 Management Strategy
Implement
Technical
Risk/Reward
Process
Increase
Management
Skill Set
Rationalize
Portfolio
Assets
Build
Financing
Portfolio
2005: New Management Strategy

9/2004
12/2004
4/2005
5/2005
7/2005
9/2005
9/2005
9/2005
11/2005

12/1/05
New Strategic
Plan Developed
to maximize
Net Asset Value
Sold Blue
Ridge Interest @
$30.16/Proved boe
Improved
$10MM Credit
Facility for
new projects
$12.6MM Equity
raise @ $1.30/
New CEO &
Corporate
Restructuring
Bought Gruman
Interest @
$6.67/Proved
Complete restaffing
of senior mgmt.
and ops. team
SB-2 declared
Effective
Bought Quinduno
Interest @
$3.37/Proved
2005: Executing the Strategy
share
boe
boe

12/1/05
Project
Continuity/Repeatability
Multiple Well/Pay
Supportive Geologic
Information
Originator
Prior
Geologic
Information
Committed to
Project
Local
Knowledge
Risk Reward Profile
EMV Analysis
Deep Knowledge
Geographic/Geologic
Project Evaluation Process

PetroSearch

The Scotia Group
EXPECTED MONETARY VALUE
FOR PORTFOLIO ELEMENTS
SUCCESS PROBABILITY
NOTES:

12/1/05
*  Unrisked reserves are those estimated to be
recoverable in the case of a successful well.  The
estimate is not adjusted for level of confidence but
accurately reflects the available data.
**  EMV = (successful case cash flow) x (success
potential) - (money at risk) x (1-success potential)
Risk Reward Analysis:
•
   Unrisked Reserves*
•
   Drainage
•
   EMV**
Risk Ranking:
•
   By Prospect
•
   By Portfolio
•
   Drill/Farm-out/Drop
Risk Ranking Analysis Process:

12/1/05
Exploitation Fields
Exploration Fields
Future Projects
SEC PV-10 of $78 + MM
as of 9/30/05 (including
Quinduno acquisition
effective 11/15/05)
Total Proved Reserves of
2.8 million barrels of oil
equivalent
Current proved reserves
approximately 86% oil
Total Probable and Possible
reserves of approximately 20
million barrels of oil equivalent
Existing Projects

PetroSearch

Summary of Select Projects

Project	County/State	Pay Zone(s)	PEC Working Interest	Acreage (1)	Existing Wells	Estimated Future Wells	8/8ths Reserves Proved (MBOE)	Potential Other (MBOE)	Net Reserves Proved (MBOE)	Potential Other (MBOE)
Quinduno (2)	Roberts, TX	L Albany	100%	1,780	21	39	2,823	9,049	2,128	6,726
Rodney Island	Tensas, LA	Tuscaloosa	25%	2,000	1	5	955	918	138	134
SW Garwood (3)	Colorado, TX	U & L Wilcox	13-33%	1,700	2	10	2,139	6,149	214	770
AKG Tait SW	Colorado, TX	L Wilcox	10%	1,250	0	5	-	3,169	-	238
Dome 21	Yazoo, MS	Tuscaloosa	100%	550	0	5	-	5,116	-	3,677
Dome 28	Yazoo, MS	Tuscaloosa	100%	400	0	5	-	533	-	292
Deason	Yazoo, MS	Tuscaloosa	100%	560	0	5	-	2,632	-	2,059
NW Pickens	Yazoo, MS	Tuscaloosa	100%	200	0	3	-	1,049	-	821
AKG Burleson	Burleson, TX	AC & Gt	38%	8,400	0	15	-	5,507	-	1,541
Gruman	Stark, ND	Lodgepole	85%	230	1	1	621	-	368	-
Buena Vista (4)	Jefferson, MS	Hosston	13-25%	7,480	1	22	-	61,767	-	3,734
Current Projects					26	117	6,538	95,889	2,848	19,992

(1) Approximate maximum potential acreage
(2) Half of the wells to be injectors, half to be producers in the flood pattern
(3) Reversionary Interest after pay out
(4) Well currently being completed. Reversionary interest after pay out

12/1/05
Projects in Progress

12/1/05
Roberts County, TX
Select Projects – Quinduno Field Water Flood
1,780 acre Lower Albany Dolomite
prospect with expected total depth of
4,300’
On 11/15/05 acquired 100% working
interest for combination of cash and
stock valued at $2.50/share
As of 9/30/05, Ryder Scott SEC
PV-10 Proved Undeveloped reserves
value of $45MM with Probable
Undeveloped reserves value of
$68MM and Possible Undeveloped of
$65MM
Total proved net reserves include 2.1
MMboe and another 6.7 MMboe in
probables and possibles
Investment for 1st phase of project
within 6 months with results within 12
months
Petrosearch is Operator of the project

12/1/05
Tensas Parish, LA
Select Projects - Rodney Island Field
Harper Z-1 directional well drilled
to total measured depth of 11,701
feet
Bottom hole location under the
Mississippi River at a vertical
depth of approximately 9,373’
Completed 11/19/05
Internally estimated proved net
reserves of approximately 138
Mboe
Expect additional 5 wells with
internally estimated probable and
possible net reserves of 134
Mboe
Petrosearch is Operator of the
project with a 25% before pay out
working interest (18.75% after
pay out)

12/1/05
Tait SW
•
multiple Wilcox pay
zones
•
Additional wells subject
to success
Tait SW (Prospect)
Multi-well (potential 2), multi-pay (5) in the
Wilcox (9,900’ and 10,200’)
Internally estimated net reserves of 20 Mbo
and 1,308 MMcf (238 Mboe for entire project)
PEC owns 10% non-operated working
interest in a potential 1,250 acre prospect
Expect spud 1st well Q1’06
SW Garwood
•
multiple Wilcox pay
zones
•
7+ additional drill sites
Select Projects - Colorado County (2)
SW Garwood (Completed)
10,500 ft. Wilcox test well has been drilled
and completed in August 2004. Producing
approximately 600 Mcfe per day (100 boepd)
16,200 ft. Lower Wilcox test well has been
drilled and being completed
Logs and engineering indicate multiple
productive Wilcox pay zones (9) and 7+
additional drill sites on current leasehold.
SEC PV-10 proved net reserves of $13.1MM
based on 214 Mboe
BIAPO of 13-33% per well and is operator

12/1/05
Balanced Capital Management Strategy
Low Risk
Company Equity
Revolving Credit Facility
High Risk Exploration
Drilling Limited Partnership
Underlying all this is an $10MM Long Term Revolver from Institutional Lender
Controlled Risk
Company Equity
Drilling Partners
Raised $12.6MM in Equity
Maximized the $10 MM Credit Facility
Leverage Shareholder Capital with Promoted 3rd Party Capital
Use Company equity as currency at Net Asset Value
Capital Management Strategy

Growth of Net Proved Reserves
Mboe
3000
2500
2000
1500
1000
500
0
CAGR** 241%
2003
2004
9/30/05 *

12/1/05
*   Includes Quinduno acquisition which was effective 11/15/05
** Compound Annual Growth Rate
Proved Reserve Creation

Finding & Development Costs Below Industry Average

F & D Costs/ $Boe
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
PEC projected 2005-2007
Industry 5 year average *
Industry 3 year average *

12/1/05
Petrosearch Direct Lifting Costs Below $2/Boe
* Source: John S. Herold Report
Efficient Finding and Development Costs

PetroSearch

Proforma Net Asset Value *

December 31, 2005

	Proforma 12/31/2005		In the Money w/NAV $/share		$ per Mboe**
Assets:					
Working Capital Surplus (deficit)	$ 7,400,000	$	0.20		
Proceeds from exercise of warrants	$ 11,185,589	$	0.30		
PV-10 of Proved Reserves	$ 56,528,640	$	1.52	$	19.84
Probable and Possible (7.5% of undiscounted Cash Flow)	$ 83,302,924	$	2.23	$	4.17
Liabilities:					
Minority Interest -Subsidiaries	$ (5,998,946)	$	(0.16)		
NAV	**$ 152,418,208**	**$**	**4.09**

12/1/05
*    Projections based on NYMEX Strip pricing as of 10/18/05 and information available to management as of 11/18/05
**  Per share data assumes warrants in the money at NAV (37.3MM shares)
Net Asset Value Creation

PetroSearch

Select Financial Data of Current Projects (2005-2007)

	2005	2006	2007
Projected Proved Reserves from current projects (Mboe) *	2,849	11,466	13,439
Projected/Actual Cap-ex ($000) **	$ 9,500	$ 20,900	$ 16,100

12/1/05
*   Total projected proved reserves at Year end
**  2005 Capital Expenditures from 10/1/05 to 12/31/05, largely Quinduno ($2MM cash and
3MM shares @ $2.50/share to be paid assuming full development of Quinduno Field)
Projections based on information available to management as of 11/18/05
Cap-Ex and Proved Reserve Growth

12/1/05
Why own PetroSearch Stock?
Management team with big company experience running company
with big company discipline
Significant execution in 2005 has added reserves at a cost below industry average and poised the company for significant growth in
2006 and beyond
Current market price of common shares provides investors with limited downside and significant upside
Internally estimated Net Asset Value of approximately $4.00/share significantly  exceeds current market price per share
Current portfolio of assets has significant Net Asset Value growth potential

PetroSearch Energy Corporation
Additional information available at
www.petrosearch.com